Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of MusclePharm Corporation (the “Company”), on Form 10-Q for the quarter ended September 30, 2018, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Ryan Drexler, Principal Accounting Officer and Principal Financial Officer of the Company, certify pursuant to 18 U.S.C. Section. 1350, as adopted pursuant to Section. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)
The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2018	By:	/s/ Ryan Drexler
Ryan Drexler Chief Executive Officer, President, and Chairman
(Principal Accounting Officer and Principal Financial Officer)